UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00

Rodolphe E. Hottinger, President

Hottinger et Cie

3 Place des Bergues

C.P. 395

CH-1201 Geneva

Switzerland

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 – December 31, 2008

Item 1. Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

Jean-Marc Boillat

Director

Paul R. Brenner, Esq.[1]

Director

Alexandre de Takacsy

Director

Claude Frey

Director

Claus Helbig

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[2]

Director

Didier Pineau-Valencienne[2,3]

Director

Stephen K. West, Esq.[2,4]

Director

Eric R. Gabus

Director Emeritus

Baron Hottinger

Director Emeritus

Rodolphe E. Hottinger

President

Chief Executive Officer

Rudolf Millisits

Senior Vice President

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

Edward J. Veilleux

Vice President

Secretary

Glen Fougere

Assistant Treasurer

Patrick J. Keniston

Chief Compliance Officer

[1] Audit Committee Chairman [2] Audit Committee Member	[3] Governance/Nominating Committee Chairman [4] Pricing Committee Chairman

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

(212) 332-7930

Administrator

Citi Fund Services, LLC

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. It has offices in the Bahamas, Basel, Geneva, London, Lugano, Luxembourg, New York, Sion, Toronto, Vienna and Zurich.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling 1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday Edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Market Review

The volatility of the world equity markets since September 2008 has been outside almost any historical measures. A meltdown of the global financial system was a distinct possibility until various governments and central banks massively intervened. Episodes of forced selling and liquidations were counterbalanced by purchases to cover short positions following announcements of decisive government programs designed to restore funding to the financial system. The size of the intervention by monetary authorities has been staggering. No less than twenty different programs have been announced by the U.S. Treasury, the Federal Deposit Insurance Corporation (“FDIC”) and the Federal Reserve Bank (the “FRB”). U.S. authorities have committed close to $8 trillion toward stabilizing the financial system through a combination of direct investments in banks, guarantees of bank debts and asset backed securities programs, the establishment of currency swap lines with central banks around the world and programs for the purchase of mortgage backed securities. The FRB has decided to use its balance sheet to counteract a collapse in short term funding and to reduce the impact of credit contraction caused by a sharp reduction in bank lending. The FRB’s traditionally stable balance sheet grew from $900 billion to $2.2 trillion in the last quarter of 2008. In addition, the FRB acted to boost excess banking reserves by about $600 billion.

In Europe, the European Central Bank (“ECB”) acted by increasing its open market operation from 400 billion euros a year ago to 800 billion euros at the end of the last quarter of 2008.

Swiss Economic Notes

The financial market turmoil and negative economic data prompted central banks to continue a coordinated reduction in interest rates. The Swiss National Bank (“SNB”) was among the most aggressive. During the third quarter, the SNB decreased its rates four times for a total reduction of 2.25%, as compared to reductions of 1.75% by the ECB and the FRB and 3.00% by the Bank of England. On November 20, 2008, the SNB unexpectedly cut its rate by another 1.00%. After that cut, the target range for the three-month London Interbank Offered Rate (LIBOR) stood between 0.00%-1.00%. At the end of the quarter, the effective benchmark interest rates were 0.50% for the Swiss franc, 0.25% for the U.S. dollar and 2.50% for the euro. During the quarter, the SNB continued to actively participate with other central banks in programs to facilitate access to credit lines in U.S dollars through auctions and currency arrangements with the FRB. The SNB also started facilitating access to credit lines in Swiss francs through currency swaps with the ECB, and it announced that it would begin issuing its own bills (SNB Bills) on a regular basis as an instrument to absorb any excess liquidity created by monetary policy.

The Swiss Federal Council adopted two measures with a total cost of 1.5 billion Swiss francs (0.3% of gross domestic product

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

(“GDP”)), to support the Swiss economy. The first measure authorized the expenditure of one billion Swiss francs on projects that had been frozen and on various infrastructure projects (including in the areas of transportation, flood protection and education). The second measure authorized the distribution of 550 million Swiss francs among several hundred companies across various industries as an incentive to create employment.

Third quarter Swiss GDP figures had yet to show signs of a recession. Despite a decrease in comparison to previous quarters, economic activity remained positive, with real GDP growing by 0.1% for the quarter. This growth was primarily attributable to a 1.3% increase in consumer spending and a 2.8% increase in public sector spending. The increase in consumer spending was helped by a relatively minor increase in the unemployment rate (2.8% at the end of December as compared to 2.6% at the end of September). However, GDP, housing statistics and unemployment rates are all lagging indicators and the credit market turmoil will likely have a more significant negative impact in the coming quarters starting with the labor market (especially given the latest layoffs by big banks) as financial service companies from insurers to mortgage lenders make up more than 20% of the Swiss economy.

Building permits showed a surprising increase of 17.5% in the third quarter.

While exports of goods were negatively impacted in the third quarter, exports of services experienced a sharp increase. However, the deteriorating outlook of Switzerland’s trading partners will most likely accentuate a negative trend. Leading economic indicators in Switzerland are suggesting the downturn could be more severe, with the KOF Index (a Swiss economic institute leading indicator of business) falling to its lowest level in five years, and the manufacturing Purchasing Managers’ Index hitting historic lows. Not surprisingly, the flight to safe investments pushed yields on the 10 year bond to 2.0% at the end of the year compared to 2.6% at the end of September and 3.0% at the beginning of the year.

The Consumer Price Index (“CPI”) for all items showed a significant decrease, falling to 0.7% from 2.9% the prior year, while the core CPI (ex-food and energy) declined from 1.6% to 1.3% over the same period.

The SNB expects negative GDP growth in 2009, with a decline of between 0.5% and 1.0%. The unfavorable economic outlook, the fall in oil prices and the appreciation of the Swiss franc are all reinforcing expectations for a drop in inflation with the SNB forecasting a CPI of 0.9% for 2009 and 0.5% for 2010.

Swiss Stock Exchange News

SIX Group (“SIX”), which operates Switzerland’s financial market infrastructure, was formed at the beginning of last year through the merger of the Swiss Stock Exchange (SWX), SIS Swiss Financial Service (SIS) and Telekurs Groups, and announced in November that trading in the 30 Swiss blue

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

chip stocks (shares included in the Swiss Market Index (“SMI”) and the Swiss Leader Index), will be relocated from SWX Europe in London (formerly virt-x) to Zurich in mid-2009.

The SWX shifted its blue-chip stocks (including Credit Suisse, Nestle, UBS, Zurich Financial and Roche) to London in 2001 as part of the creation of a new pan-European blue chip exchange (virt-x), but the timing of the launch, which coincided with a U.S. recession and the burst of the dot.com bubble, prevented the realization of its ambitions. In 2003, the SWX narrowed its focus to its core Swiss blue-chip offerings. SIX hopes that the relocation will result in a more harmonized regulatory environment for all Swiss stocks, as issuers will no longer have to take into account the rules and regulations of Great Britain and the EU as well as those under Swiss law. This should reduce complexity and costs, help to streamline operations, and strengthen the Swiss financial center.

Currency

The Swiss franc has been relatively strong against the U.S. dollar and has increased 8% against the euro with a peak appreciation of 16% after the summer. In general, even though changes at the end of the year were relatively minor, volatility in currencies has been very high and is expected to remain so as governments in different countries continue to announce stimulus programs for their economies and specific packages for their banks. An increase in protectionism is a clear risk in a massive economic slowdown. Some countries will use currency devaluation to improve their competitiveness. The weakest economies in Europe, such as Spain, Italy, Portugal and Ireland will not have this choice. As a result the impact of the economic turmoil will be hard felt and the cost of their debt will continue to go higher compared to countries such as Germany.

Fund Performance and Investments Review

Banks

Since the beginning of the crisis, U.S. banks have raised more than $550 billion in new equity and European banks have raised approximately $300 billion. However, since their asset write downs have totaled $980 billion, their capital ratios have not shown much improvement.

On October 16th, the SNB and UBS entered into an agreement to transfer up to $60 billion of UBS’ assets to a newly created entity controlled by the SNB (similar to the concept of bad banks) in order to reduce the risk on UBS’ balance sheet. To finance the equity of this separate entity, UBS plans to raise up to $6 billion in new capital through mandatory convertible notes subscribed by the SNB and paying a 12.5% coupon until conversion for a maximum of thirty months. UBS will then sell its equity interests to SNB for $1. In exchange, the SNB will provide a $54 billion non-recourse loan to fund the new entity. UBS will have an option to repurchase the equity once the loan is fully repaid. UBS management said that the purpose of the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

transaction was to reassure its clients about its capital position and to protect its private banking franchise.

Despite government intervention, Management does not expect the banking sector to resume lending in the near future due to capital constraints. On the one hand, losses on structured credit should come to an end, but on the other hand provisions for bad loans will start to increase significantly. (It is estimated that the average loan loss provision of European banks is equal to just 1% of loans.) In addition, despite the efforts of banks to shed assets, risk-weighted assets could very well increase as the securities they hold are downgraded by rating agencies at a rapid pace, requiring banks to increase the capital they hold against these securities.

European banks have primarily concentrated on holding quality assets backed by little equity, since regulatory frameworks, such as Basel II, dealt mostly with risk-weighted assets. The notion of pure leverage (assets versus tangible equity) did not preoccupy managers who were trying to boost returns on equity. However, as we have observed in our previous reports, Swiss banking regulators have recently introduced the notion of leverage as a guiding principle alongside the Tier one ratio concept (which consists primarily of share capital excluding cumulative preferred shares, additional paid-in capital, retained earnings and hybrid capital less goodwill and other intangible assets in relation to risk weighted assets). While banks will obviously be allowed a certain period to adapt, they will certainly not be encouraged to increase their lending activities. Furthermore, their inability to raise new equity will reduce their lending activity and they can be expected to let some assets mature without being replaced.

Industrials

Industrial companies have started to feel the impact of the slowdown in the activities of most sectors they sell to including, most recently, energy infrastructure. While companies such as ABB and Holcim have been viewed favorably by investors because of the stimulus packages announced in Europe, China and the United States, they will be affected by the lack of credit available to their customers and the drastic reduction in global capital expenditures. If companies do not reduce their net debt, financial leverage will increase as a reduction in sales and an inability to raise prices have a negative impact on their cash flows. A reduction in leverage will be accomplished by shrinking share buy-backs and expenditures and by putting merger and acquisition activities on hold.

While some sectors, such as agriculture, have been faring better, farming margins are under pressure and credit to finance working capital is rare. Accordingly, earnings will come under pressure in this area as well.

Consumer Discretionary

Because Management has been very wary of consumer spending for luxury items, the Fund has not had exposure to the sector

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

for some time. Declining demand, increases in retailer inventories and a relatively high fixed cost structure has significantly hurt the share valuations of watch makers. While demand in emerging markets has been relatively resilient, the latest figures show that this is starting to be affected as well.

Healthcare

The dramatic fourth quarter market correction hit all sectors including healthcare. On a relative basis, however, healthcare stocks outperformed the overall market both in the last quarter and for the full year, demonstrating a shift of investor interest toward defensive sectors with low valuations. The last quarter decline of 11.5% in the MSCI Healthcare Index compared favorably to the 22.5% decline in the MSCI World Index and the 12.83% drop in the Swiss Performance Index (“SPI”) (all as measured in U.S. dollars). Both Novartis and Roche outperformed both the healthcare index and the Swiss market with declines in U.S. dollar terms of 10% and 6.30%, respectively.

Pharmaceutical companies continue to implement programs to improve productivity and reduce costs in anticipation of pricing pressures in the U.S. and Europe. The expiration of patents is an on-going concern and will force the pharmaceutical industry to improve the productivity of its research and development (“R&D”) efforts. Corporate activity, including in areas such as strategic acquisitions and the licensing of other companies’ products, is expected to resume. Innovative biotech and bio-pharmaceutical companies should benefit as long as their financial situation does not deteriorate to the point that they are no longer in control of deal terms. As an example, towards the end of the quarter, Basilea, a small bio-pharmaceutical company and one of the Fund’s significant holdings, was rumored to be on Johnson and Johnson’s list of potential acquisitions. Based on that report, Basilea’s stock went up 30% on high trading volume, admittedly from a relatively low level. Earlier in the quarter, the company had experienced what Management believes was a delay in the approval process for its lead product as the U.S. Food and Drug Administration asked for further inspection of its clinical sites.

Novartis’ R&D pipeline is on track as demonstrated by the increasing number of its new product filings (14 major submissions in 2008) and by positive clinical outcomes in its late stage drug candidates. The launch of eagerly anticipated products during the next 12 months is crucial as the company prepares for the expiration of its patent on Diovan, a hypertension drug. The company’s next driver will come from new product launches in the pharmaceutical business. The expected approval of potential blockbuster products such as FTY720 for multiple sclerosis and Affinitor for kidney cancer, and the introduction of new vaccine therapies for meningitis and encephalitis should make a positive contribution to top line growth. Novartis will also work on strengthening its product portfolio by making strategic investments, such as the acquisition of Nektar Therapeutics’ pulmonary business that it

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

completed towards the end of the year. Outside of the pharmaceutical business, the generic drug division, Sandoz and the consumer health division continue to face a challenging environment in the United States.

The potential completion of Roche’s acquisition of Genentech could relieve some of the pressure on Roche, and a revaluation of the stock is a possibility after the deal is completed. The acquisition of Genentech should further strengthen Roche’s oncology franchise and improve its fundamentals. The extension of existing products in new therapeutic indications and the launch of new products outside of its core oncology franchise (such as Actemra in the area of rheumatoid arthritis) should help the company continue to enjoy above industry top line growth.

Overall, the performance of small and mid cap stocks was particularly weak. However some industry sectors, such as biotech fared better. The 12.7% decline of biotech stocks (as indicated in the performance of the Nasdaq Biotech Index) outperformed the return of the healthcare industry in general. The ongoing financial crisis has had a negative impact on the ability of early stage companies with high cash burn rates to obtain financing through the equity markets. As a result, these companies are reallocating more of their resources to late stage programs. In Switzerland, the industry fundamentals are healthy and most of the biotech companies are well capitalized. The performance of the biotech stocks owned by the Fund has been better (-12.56%) than the performance of the universe of small and mid-cap companies, which fell 23% in the fourth quarter.

The medical technology sector continued to be badly battered by its exposure to consumer discretionary spending. This was especially true for companies such as Nobel Biocare and Strauman in the dental implant market. The Fund had less than 1% exposure to that sector at the beginning of the fourth quarter. Sonova, in the hearing aid market, and Synthes, in the orthopedic sector, were much more resilient. Because of its significant exposure to the trauma market, Synthes should continue to be relatively insulated from the economic turmoil.

Utilities

The Fund continues to have a sizable exposure to Swiss utilities. While wholesale prices for electricity will continue to be under pressure, these companies’ low cost production from hydroelectric and nuclear assets will help them to weather the storm. Towards the end of the fourth quarter, shares of Atel and Romande d’Energie were very strong. Atel and EOS, in which Romande d’Energie has a 30% investment, announced their merger. The newly created company, called Alpiq, will be operational as of February 1, 2009. This merger will create a Swiss energy powerhouse with European orientation, responsible for a third of the electricity supply in Switzerland and total reported 2007 sales of 16 billion Swiss francs.

Nearly 60% of Alpiq’s electricity generation

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

is CO2 free, with nuclear plants and hydroelectric plants each representing 30% of its production.

Food

Nestle continued its strong relative performance due to the breadth of its product line and its geographical exposure. The company does not expect to be able to maintain the surplus margin it has generated through lower raw material costs as competition from other companies for market share will put prices under pressure. However, in Management’s view, Nestle’s current valuation already discounts slower organic growth and the impact of its customers “trading down” to lower priced items in the company’s portfolio of products.

Insurance

Management became a bit more favorable to the insurance sector toward the end of the fourth quarter as an improvement in corporate bond spreads created the potential for positive reevaluation of the companies’ investment portfolios. Reinsurers should benefit from firmer prices and from increased business from primary insurers whose regulatory capital has been depleted by investment losses. Property casualty companies continue to represent a safer bet as they are less dependent on investment returns for performance than are life insurance companies. However, despite valuations that are at a discount to net asset value, the situation remains difficult in an environment of very low interest rates and the risk of a high level of corporate bond defaults. A fresh round of capital increases cannot be ruled out.

Private Equity

As of December 31, the Fund’s private equity investments represented 1.14% of its net assets. These included two investments in limited partnerships, active in buy-outs and in venture capital, and an investment in Synosia Therapeutics A.G. (“Synosia”). The total investments, including undrawn commitments, represented 3.4% of the Fund’s assets.

Management has been pleased so far with both of its limited partnership investments, Zurmont Madison Private Equity (“Zurmont Madison”) and Aravis Ventures (“Aravis”). In December, Zurmont Madison raised its final round of capital, having attracted total commitments of more than 250 million Swiss francs. This fund targets mid-sized companies in the established industrial and consumer goods areas. In contrast to the large cap buy-out segment that will remain affected by the cost of financing, the mid-market buy-out segment should remain attractive and should adjust to the new conditions prevailing on the credit market. The equity component of buy-out deals is reaching more normal levels in the U.S. and Europe and lower purchase multiples will offer attractive entry points.

Aravis and Zurmont Madison have invested a small portion of the capital committed by their investors. Indeed, the managers of these partnerships are proceeding care-

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

fully with new investments, being well aware that comparable companies have much lower valuations in the public market. As a result, negotiations with privately owned companies have become somewhat longer and more difficult, and they are mindful of the risk of holding period extensions as possibilities for exit are more scarce.

Synosia completed a 32 million Swiss franc round of financing with participation by international institutional investors, demonstrating a continuing interest in late stage deals and in high quality ventures in Switzerland.

The current environment illustrates the importance of proper allocation combining primary, secondary and direct investments through vintage years. The secondary market has gotten more attractive since the beginning of the financial crisis. Secondary transactions offer appealing opportunities to diversify private equity portfolios.

Derivatives

Because equities form the most subordinate asset class in the capital structure, increased financial risk posed by a slowing economy, price deflation, difficult financing conditions in the bond market and limited availability of banking credit, combined with the scarcity of capital to support market making and arbitrage activities, will continue to put upward pressure on volatility.

The premiums on put options have experienced a continued increase over the year due to the increase in implied volatility. While the strategy to buy puts has been rewarding, timing has been difficult, as markets snapped back strongly from time to time in response to announcements of new government programs. The Fund hedged part of its exposure to the cyclical and financial sectors during the year. Hedging became more expensive as the year progressed as periods of high volatility reduced its effectiveness.

The high level of so-called “skew” (put options being pricier than call options) made writing covered calls a less attractive strategy in 2008. This could change somewhat going forward, giving the Fund more opportunities to generate income.

Performance

As a result of its hedging activities and its exposure to defensive sectors, the Fund’s performance relative to the SPI, its Swiss peer groups and its Lipper universes was very good. Core positions in the utilities and healthcare sectors helped the Fund’s performance. Hedging yielded good results despite the difficulties of timing and the elevated premiums of put options.

The Fund had a negative return of 23.62% for the year in U.S. dollar terms, comparing favorably with the 37% drop in the S&P 500 Index and the 43.4% drop in the MSCI Europe, Australasia and Far East (EAFE) Index. During the year, the Swiss franc increased by 6% compared to the U.S. dollar resulting in a negative return for the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Fund of 28.19% as measured in Swiss francs. As a result of the narrowing of the discount of the Fund’s market price to its net asset value per share, the share price of the Fund actually slightly outperformed its net asset value return with a negative return of 22.98% in U.S. dollar terms.

Indices Performance Comparison

December 31, 2007 through December 31, 2008
Performance in Swiss Francs

Swiss Performance Index (SPI)	-34.05%

Swiss Helvetia Fund

Based on Net Asset Value	-28.19%

Change In U.S. Dollar vs. Swiss Franc	-5.99%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-23.62%

Based on Market Price	-22.98%

S&P 500 Index	-36.99%

MSCI EAFE Index	-43.38%

Lipper European Fund Index (10 Largest)	-42.45%

Lipper European Fund Universe Average	-46.97%

Source: Citi Fund Services, LLC

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return as of year ended December 31												Cumulative Performance 12/31/96 - 12/31/08
	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-28.19%	-2.67%*	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	111.73%*

Swiss Performance Index (SPI)	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	81.83%

Swiss Market Index (SMI)	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	40.39%

iShares Switzlerland[2]	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	54.52%

CS EF Swiss Blue Chips[3,7]	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	45.82%

UBS (CH) Equity Fund[4,7]	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	47.45%

Pictet (CH) - Swiss Equities[5,7]	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	54.64%

Saraswiss (Bank Sarasin)[6,7]	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	37.20%

Sources : Bloomberg, management companies’ websites and Citi Fund Services, LLC.

1 Performance of funds is based on changes in each fund’s net asset value over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

2 Shares of iShares MSCI Switzerland are traded on the New York Stock Exchange and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14 12/31/05=1.32, 12/31/06=1.22, 12/31/07=1.13, 12/31/08=1.06

3 This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

5 This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

7 These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

* Not including the rights offering dilution, the NAV performance of 2007 was 4.00% resulting in a cumulative performance of 124.24% as of 12/31/08 in Swiss Franc terms.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Outlook

Central banks will continue to be very active and government spending and intervention will be a key element in allowing the financial system to mend. The economy will remain somewhat on life support until the deleveraging process is complete. Households, banks and corporations will continue to reduce the amount of debt they carry in the face of on-going economic uncertainty.

Looking forward to 2009, the Fund is expected to follow a “wait and see” attitude with regard to the cyclical sectors, while maintaining a hedge for part of the portfolio and a continuing commitment to defensive sectors.

Sincerely,

Rodolphe E. Hottinger

President and Chief Executive Officer

Rudolf Millisits

Senior Vice President and Chief Financial Officer

December 31, 2008

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2008. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

Class I Non-Interested Directors (Terms will Expire in 2010)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Claude W. Frey Clos 108 2012 Auvernier Switzerland Age: 65	Director (1995); and Member of the Governance/ Nominating Committee (2002)	President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the “North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Marin) since 2002; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001

Chairman of the Board: Infra Tunnel SA (Marin); Beton Frais SA (Marin); Member of the Board: SCCM SA (Crans-Montana); Dexia Banque Privee (Suisse), Zurich; Dexia Public Finance (Suisse) Geneva; Racemark Industries SA (Suisse) Couvet; Chairman of the Executive Board of the “North-South Centre” (Lisbon); Chairman of the Federal Committee for Employee Pension Plans (Berne); Chairman of the Advisory Board of International Swiss State Broadcast;

President of the Steering Committee of InterNutrition (Zurich) from 2000 to 2008

5,086 $50,001-$100,000
Jean-Marc Boillat Les Gadras 47120 Villeneuve de Duras France Age: 67	Director (2005); and Member of the Governance/ Nominating Committee (2005)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	4,600 $50,001-$100,000
R. Clark Hooper 1156 St. Andrews Road Bryn Mawr, PA 19010 Age: 62	Director (2007); Member of the Audit Committee (2007), the Governance/ Nominating Committee (2007) and the Pricing Committee (2008)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc. )
		from 1972 to 2003	Director of certain funds in the American Funds fund complex (18 funds); Director of JP Morgan Value Opportunities Fund; Chairman and Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Trustee of Children’s Hospital of Philadelphia (PA)	1,088 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class II Non-Interested Directors (Terms Will Expire in 2011)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Didier Pineau-Valencienne c/o SAGARD Private Equity Partners, 24/32 Rue Jean Goujon 75008 Paris France Age: 77	Director (1999); Member of the Audit Committee (1999) and the Pricing Committee (2008); and Member (2002) and Chairman (2007) of the Governance/ Nominating Committee	Honorary Chairman of Schneider Electric SA (industrial conglomerate) since 1999; Chairman of the Board and Chief Executive Officer of Schneider Electric SA from 1981 to 1999; Chairman of AFEP from 1999 to 2001; Vice Chairman of Credit Suisse First Boston (Europe) Limited (investment banking) from 1999 to 2002; Senior Adviser of Credit Suisse First Boston (Europe) Limited from 2002 to 2008; Partner of SAGARD Private Equity Partners (France)

Director: Fleury Michon (France); AFEP (France); Wendel Investissements (formerly, Compagnie Générale d’Industrie et de

Participations (CGIP)) from 1996 to 2005; Member of the Board of Pernod Ricard; Member of the Supervisory Board of AXA-UAP (France) (insurance) from 1998 to 2001; Member of Advisory Board of Booz Allen & Hamilton (USA) from 1997 to 2002; Member of LAGARDÈRE (France) (holding company)

3,070 $10,000-$50,000
Samuel B. Witt, III, Esq. 1802 Bayberry Court Suite 401 Richmond, Virginia 23226 Age: 73	Director (1987) and Chairman of the Board of Directors (2006); Chairman of the Audit Committee (1993 to 2006); and Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2008)	Senior Vice President and General Counsel: Stateside Associates, Inc. from 1993 to 2004; Senior Consultant to Stateside Associates, Inc. from
		June 1 to December 31, 2004; Samuel B. Witt, III, Attorney-at-Law, since August 1993	Former Member and President of the Virginia Military Institute Board of Visitors; Trustee of The Williamsburg Investment Trust (11 funds); Trustee, George C. Marshall Foundation; Honorary Trustee, University of Virginia Law School Foundation; Director, Gateway Homes, Inc.; and Director, College Orientation Workshop	4,867 $50,001-$100,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class II Non-Interested Directors (Terms Will Expire in 2011)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Paul R. Brenner, Esq. 25 Moore Rd. Bronxville, New York 10708 Age: 66	Director (2002); Chairman of the Audit Committee (2006); Member of the Governance/ Nominating Committee (2005) and the Pricing Committee (2008); and Secretary (1987 to 2002)	Of Counsel of Salans (law firm) since July 1996; Paul R. Brenner, Attorney-at-Law since June 1993; Counsel to the Fund from 1994 to 2002; Partner of Kelley Drye & Warren LLP (law firm) from 1976 to 1993	Chairman of the Board and Director: Harry Limited (Private Investment Company (“P.I.C.”)); MFGAT, Inc. (P.I.C.); Strelsau, Inc. (P.I.C.); MG Management Corp. (P.I.C.); Marango Capital Management Corp. (P.I.C.); Director: Quercus Foundation, Inc. (Private Foundation); Highstead Fund, Inc. (Private Foundation); Highstead Foundation, Inc. (Arboretum); and Director and Senior Trustee of The Louis Calder Foundation (Private Foundation)	15,087 $100,001-$200,000
Claus Helbig 10 Mauerkircherstrasse, D-81679 Munich, Germany Age: 67	Director (2008); and Member of the Governance/ Nominating Committee (2008)	Member of the Supervisory Board of: Audi AG (Ingolstadt), Bankhaus August Lenz & Co. AG (Munich) (Chairman), Frankfurt am Main, GLL Real Estate Partners GmbH (Munich) (Chairman) and HCM Capital Management AG (Munich) (Vice-Chairman); Member of the European Advisory Board of Booz Allen Hamilton; and Member of the Global Advisory Board of Millennium Associates, Zug‡CH; Director of Leo Capital Growth SPC (Cayman Islands)	None	1,000 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (continued)

Class III Non-Interested Directors (Terms will Expire in 2009)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Michael Kraynak, Jr. 401 Mountain Avenue Ridgewood, New Jersey 07450 Age: 78	Director (2005); Member of the Audit Committee (2006), the Governance/Nominating Committee (2005) and the Pricing Committee (2008)	Partner of Brown Brothers Harriman & Co.; Member, BBH Trust Company Investment Committee	Director of American Australian Association; Chairman, Finance Committee; Member, Executive Committee; President of the Robert Brunner Foundation (private foundation); Trustee of the Ridgecrest Senior Citizens Housing Corp.; Former Member of the Ridgewood (NJ) Financial Advisory Council; Former Director: Yale Alumni Association of Bergen County	10,000 $100,001-$200,000
Stephen K. West, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 Age: 80	Director (1995); Member of the Audit Committee (1996 to 2004 and since 2006), the Governance/Nominating Committee (2002); and Member and Chairman of the Pricing Committee (2008)	Senior Counsel of Sullivan & Cromwell LLP (law firm) since 1997, including counsel to the Fund’s Non-Interested Directors; Partner of Sullivan & Cromwell LLP from 1964 to 1996	Director: Pioneer Funds (registered investment companies) (52 portfolios); INVESCO (formerly AMVESCAP) (investment manager) from 1999 to 2005; First ING Insurance Company of New York from 1983 to 2001; Winthrop Focus Funds (registered investment companies) from 1988 to 1997; ING America Holdings, Inc. (insurance and broker-dealer holding company) from 1988 to 1998; Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) from 1997 to 2002	19,771 over $200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Class I Interested Director (Term will Expire in 2010)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Alexandre de Takacsy[2] Financière Hottinguer 43, rue Taitbout 75009 Paris France Age: 79	Director (1987 to 1994; 1998 to present)	Vice Chairman of the Board, Director, President and Secretary of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	1,057 $10,001-$50,000
Class III Interested Director (Term will Expire in 2009)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Paul Hottinguer[2] Hungerstrasse H2 8832 Wilen b. Wollerau Switzerland Age: 66	Director (1989); Chairman of the Board of Directors (1989 to 2006); and Chief Executive Officer (1989 to 2002)	Vice Chairman of the Board, Director and Member of Investment Committee: HCC; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Censor -- Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; Director of HUS until December 2004; General Partner: Hottinger et Cie (Zurich) until December 2007; President: Gaspee (real estate) from 1992 to 2006; Financière Hottinguer (holding company) from 1990 to 2002; Financière Provence Participations (venture capital firm) from 1990 to 2002; Finaxa (finance) from 1982 to 2004; Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002	None	11,433[3] $100,001-$200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers (Unaudited)

The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2008.

Executive Officers[5]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Rodolphe E. Hottinger Hottinger et Cie 3 Place des Bergues C.P. 1620 1211 Geneve 1 Switzerland Age: 52	President (1997); Chief Executive Officer (2002); Chief Operating Officer (1997 to 2002); Acting President (1996 to 1997); and Executive Vice President and Chief Operating Officer (1994 to 1996)	Managing Partner of Hottinger et Cie (Zurich) since 1987; President: Financière Hottinguer Paris; Hottinger Capital, S.A. (Geneva) (investment company) since 2000; Hottinger Asset Management Canada, Inc. since 2007; Hottinger & Partners SA Geneve; Hottinger & Associates Sion since 2001; and Emba, NV (investment company) since 1990; Vice Chairman of the Board, Director, Chief Executive Officer and Member of Investment Committee of HCC since 1994; Director of HUS until December 2004	Director: Sofibus SA (real estate investment company); AXA Winterthur Switzerland (Insurance); Hottinger Bank & Trust Ltd. (Bahamas); Hottinger London	521,403[4] Over $1,000,000
Rudolf Millisits HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 51	Senior Vice President (2000); Treasurer and Chief Financial Officer (2002); and Vice President (1995 to 2000)	Director of HCC since December 2000; Chief Operating Officer of HCC since December 1998; Executive Vice President, Portfolio Manager, Member of Investment Committee and Chief Compliance Officer of HCC since September 1994; Assistant Secretary of HCC since August 1995; Chairman, Chief Executive Officer and Director of HUS since December 2004; Executive Vice President of HUS from 1994 to 2004; Assistant Secretary of HUS from 1995 to 2004; President and Chief Financial Officer of Hottinger Brothers LLC since 2004; Director of Hottinger Investment Managers S.A. since April 2008; Director of Hottinger Asset Management AG (Zurich) since February 2008	None	12,740 $100,001-$200,000
Philippe R. Comby, CFA, FRM HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 42	Vice President (2000)	Director of HCC since September 2005; Senior Vice President of HCC since 2002; First Vice President of HCC from 1998 to 2002; Treasurer of HCC since 1997; Member of Investment Committee of HCC since 1996; Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC since 2004; Director, President and Secretary of HUS since December 2004; Vice President of HUS until December 2004; Director of Hottinger Investment Managers S.A. since April 2008	None	3,778 $10,001-$50,000
Edward J. Veilleux 5 Brook Farm Court Hunt Valley, Maryland 21030 Age: 65	Vice President (1987); Secretary (2002); and Treasurer (1987 to 2002)	President of EJV Financial Services LLC (investment company consulting) since May 2002; Senior Vice President of Old Mutual Advisor Funds (formerly known as the PBHG Funds) since January 2005; Director of Deutsche Asset Management from 1999 to 2002; Principal of BT Alex Brown Incorporated from 1989 to 1999; Executive Vice President of Investment Company Capital Corp. from 1987 to 2002	None	3,461 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers (Unaudited) (concluded)

Executive Officers[5]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age 44	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008; Vice President, Citi Fund Services Ohio, Inc. (March 2005 to October 2008); Attorney; Citigroup Global Transaction Services (October 2001 to March 2005).	None	None
[1]

All Directors and Executive Officers as a group (16 persons) owned 618,353 shares which constitutes approximately 1.9% of the outstanding Common Stock of the Fund. Share numbers in this Proxy Statement have been rounded to the nearest whole share.

[2]	Indicates “Interested Person,” as defined in the 1940 Act. Paul Hottinguer and Alexandre de Takacsy are Interested Persons because of their current positions with HCC.
[3]	As a result of certain transfers in 2008 among Hottinger family members and entities owned and controlled by them, Paul Hottinguer is deemed to own 11,433 shares of the Fund.
[4]

HCC owns 191,987 shares of the Fund; Hottinger et Cie (Zurich), a partnership, owns 208,060 shares of the Fund; Hottinger Bank & Trust Limited, Nassau owns 82,355 shares of the Fund; and Hottinger Treuhand AG owns 14,261 shares of the Fund. Rodolphe E. Hottinger is a controlling partner of Hottinger et Cie (Zurich) and a controlling shareholder and director of HCC and Hottinger Treuhand AG and therefore has voting and investment power over the 505,168 shares of the Fund owned by Hottinger et Cie (Zurich), HCC, Hottinger Treuhand AG and Hottinger Bank & Trust Limited, Nassau. In addition, Mr. Hottinger and his children directly own 24,740 shares.

[5]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Review of Operations (Unaudited)

Trading activity for the year ended December 31, 2008 involved changes in the following positions:

New Investments by the Fund

Acino Holding AG

Credit Suisse Group — Put Warrant Expiring 03/20/09

Givaudan — Put Warrant Expiring 01/16/09

Holcim — Put Warrant Expiring 03/20/09

Julius Baer Holding AG

Lonza Group AG

Roche Holding AG — Put Warrant Expiring 03/20/09

Romande Energie Holding SA

SLI Swiss Leader Index — Call Warrant Expiring 03/20/09

SMI Price Index — Call Warrant Expiring 03/20/09

SMIM Price Index — Put Warrant Expiring 06/19/09

SWI Life Holding AG — Put Warrant Expiring 03/20/09

Swiss Life Holding AG

Swiss Re

Swiss Re — Put Warrant Expiring 03/20/09

Syngenta AG — Put Warrant Expiring 02/20/09

Syngenta AG — Put Warrant Expiring 03/20/09

Synosia Therapeutics Holding AG

Additions to Existing Investments

Addex Pharmaceuticals SA

Aravis Venture II — Limited Partnership

Atel Holding AG

Basilea Pharmaceutica

Nestle SA

Novartis AG

Roche Holding AG

UBS AG

Zurich Financial Services AG

Zurmont Private Madison Private Equity LP

Securities Disposed of

ABB Ltd

Actelion Ltd — Call Warrant Expiring 03/20/08

Advanced Digital Broadcast Holding SA

Bank Sarasin & Cie AG

Barry Callebaut AG

Credit Suisse Group — Call Warrant Expiring 05/16/08

Credit Suisse Group

Dufry Group

EFG International

EMS — Chemie Holding AG

Flughafen Zuerich AG

Jelmoli Holding AG

Komax Holding AG

OC Oerlikon Corp. AG

Partners Group

Petroplus Holdings AG

Precious Woods Holding AG

Schmolz and Bickenbach AG

Schulthess Group

Sika AG

SLI Swiss Leader Index — Put Warrant Expiring 03/20/08

SMIM Price Index — Put Warrant Expiring 04/18/08

SMIM Total Return Index — Put Warrant Expiring 01/18/08

SMIM Total Return Index — Put Warrant Expiring 03/20/08

Sonova Holding AG

Speedel Holding AG

Swatch Group AG

Swiss Market Index — Call Warrant Expiring 02/15/08

Swiss Market Index — Put Warrant Expiring 03/20/08

Syngenta AG

Tecan Group AG

Temenos Group AG

UMS Schweizerische Metallwerke Holding AG

Reductions in Existing Investments

Actelion, Ltd.

BKW FMB Energie AG

Centralschweizerishe Kraftwerke AG

Galenica AG

Lindt & Sprungli AG

THE SWISS HELVETIA FUND, INC.

Schedule of Investments	December 31, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 80.07%

Banks — 3.92%

1,320,000	UBS AG1,2
	Registered Shares A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $16,942,927)	$18,404,472	3.92%

		18,404,472	3.92%

Biotechnology — 12.86%

124,655	Actelion, Ltd.[2]
	Registered Shares Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $1,815,945)	6,956,835	1.48%

488,370	Addex Pharmaceuticals, Ltd.[1,2]
	Registered Shares Bio-pharmaceutical company that discovers, develops, and markets therapeutic compounds for the treatment of addiction and other neuropsychiatric conditions. (Cost $21,438,553)	17,436,050	3.72%

10,000	Bachem Holding AG
	Registered Shares Manufactures ingredients for pharmaceuticals, generic drugs, and research supplies. (Cost $833,329)	756,330	0.16%

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

241,860	Basilea Pharmaceutica AG1,2
	Registered Shares Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $28,215,825)	$33,835,631	7.22%

10,000	Santhera Pharmaceuticals[2]
	Registered Shares Drug discovery and development company. (Cost $948,284)	366,421	0.08%

66,600	Synosia Therapeutics Holding AG2,3,4,5
	Develops and intends to commercialize innovative products for unmet medical needs in psychiatry and neurology. (Cost $882,067)	939,540	0.20%

		60,290,807	12.86%

Chemicals — 2.98%

60,309	Acino Holding AG
	Registered Shares Offers development, registration and manufacturing of generic and innovative pharmaceuticals using drug delivery technologies. (Cost $11,795,972)	13,032,433	2.78%

10,191	Lonza Group AG
	Registered Shares Produces organic fine chemicals, biocides, active ingredients and biotechnology products. (Cost $1,048,115)	934,027	0.20%

		13,966,460	2.98%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Construction & Materials — 0.17%

1,141	Belimo Holding AG
	Registered Shares World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $222,726)	$804,012	0.17%

		804,012	0.17%

Financial Services — 4.20%

524,215	Julius Baer Holding AG1
	Registered Shares Through subsidiaries, focuses on private banking and asset management for private and institutional clients. (Cost $16,907,281)	19,691,000	4.20%

		19,691,000	4.20%

Food & Beverages — 18.33%

135	Lindt & Sprungli AG
	Registered Shares Major manufacturer of premium Swiss chocolates. (Cost $471,625)	2,866,538	0.61%

2,127,000	Nestle SA1
	Registered Shares Largest food and beverage processing company in the world. (Cost $31,732,669)	83,133,556	17.72%

		86,000,094	18.33%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 0.11%

6,440	Inficon Holding AG
	Registered Shares Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring system. (Cost $581,616)	$531,246	0.11%

		531,246	0.11%

Insurance — 6.66%

40,000	Swiss Life Holding AG
	Registered Shares Financial services company provides life and property insurance, institutional investment management, and private banking services. (Cost $2,577,519)	2,720,910	0.58%

291,908	Swiss Re1
	Registered Shares Offers reinsurance and insurance linked financial market products (Cost $12,576,475)	13,795,248	2.94%

69,000	Zurich Financial Services AG1
	Registered Shares Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $14,742,904)	14,716,024	3.14%

		31,232,182	6.66%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2008

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Pharmaceuticals — 22.32%

891,300	Novartis AG1
	Registered Shares One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $14,613,905)	$44,131,639	9.41%

396,600	Roche Holding AG1
	Non-voting equity securities Worldwide pharmaceutical company. (Cost $12,550,849)	60,551,040	12.91%

		104,682,679	22.32%

Retailers — 1.21%

17,550	Galenica AG
	Registered Shares Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $2,147,767)	5,659,828	1.21%

		5,659,828	1.21%

Utility Suppliers — 7.46%

35,023	Atel Holding, Ltd.[1]
	Generates, transmits and distributes electricity throughout Europe. (Cost $16,949,030)	17,604,458	3.75%

30,000	BKW FMB Energie AG
	Registered Shares Produces electricity using nuclear, hydroelectric, solar, biomass and wind energy. (Cost $1,434,500)	2,874,994	0.61%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Utility Suppliers — (continued)

16,095	Centralschweizerische Kraftwerke AG
	Registered Shares Supplies electric power, operates and maintains distribution network facilities, constructs and installs equipment, and offers consulting services to its clients. (Cost $4,251,746)	$5,897,543	1.26%

1,500	Electrizitaets-Gesellschaft Laufenburg AG
	Bearer Shares Operates nuclear and hydroelectric generating plants and sells excess power throughout Europe. (Cost $1,970,882)	1,324,752	0.28%

5,000	Raetia Energie AG
	Participation Certificate Generates and distributes electric power from its own hydroelectric stations, as well as from outside nuclear power suppliers of electric power. (Cost $2,035,541)	1,549,068	0.33%

3,110	Romande Energie Holding SA
	Registered Shares Distributes electricity in the Canton of Vaud, provides repair and other electrical services to its customers. (Cost $7,533,642)	5,785,503	1.23%

		35,036,318	7.46%

	Total Common Stocks (Cost $227,221,694)	$376,299,098	80.22%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2008

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Private Equity Investments — 0.75%

	Aravis Venture II — Limited Partnership ($685,684)[2,3,4]	$655,964	0.14%

	Zurmont Madison Private Equity, Limited Partnership ($3,780,298)[2,3,4]	2,862,712	0.61%

	Total Private Equity Investments (Cost $4,465,982)	3,518,676	0.75%

Call Warrants — 0.48%

6,500,000	SLI Swiss Leader Expires 03/20/09 at 820.00 CHF	1,182,318	0.25%

9,000,000	SMI Call 03/20/09 Expires 03/20/09 at 6,000 CHF	1,066,284	0.23%

	Total Call Warrants (Cost $5,472,936)	2,248,602	0.48%

Put Warrants — 2.33%

375,000	Credit Suisse Group Expires 03/20/09 at 22.00 CHF	637,607	0.14%

100,000	Givaudan Expires 01/16/09 at 705.00 CHF	4,172	—%

6,000,000	Holcim Expires 03/20/09 at 59.00 CHF	1,192,841	0.25%

5,700,000	Roche Holding AG Expires 03/20/09 at 161.00 CHF	1,901,696	0.41%

5,000,000	SMIM Expires 06/19/09 at 940.00 CHF	2,039,273	0.43%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Put Warrants — (continued)

5,050,000	Swiss Life Holding AG Expires 03/20/09 at 110.00 CHF	$3,607,854	0.77%

1,800,000	Swiss Re Expires 03/20/09 at 45.00 CHF	408,756	0.09%

81,000	Syngenta AG Expires 02/20/09 at 165.00 CHF	336,252	0.07%

6,500,000	Syngenta AG Expires 03/20/09 at 180.00 CHF	784,141	0.17%

	Total Put Warrants (Cost $10,857,250)	10,912,592	2.33%

	Total Investments (Cost $248,017,862)*	392,978,968	83.78%

	Other Assets less Other Liabilities, net	76,083,298	16.22%

	Net Assets	$469,062,266	100.0%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (concluded)	December 31, 2008

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]	Security priced at Fair Value as determined by the Board’s Pricing Committee. At the end of the period, the value of these securities amounted to $4,458,216 or 0.95% of the Fund’s net assets.
[4]

Restricted security not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the period, the value of these securities amounted to $4,458,216 or 0.95% of the Fund’s net assets. Additional information on the restricted securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Venture II, LP	July 31, 2007	$205,328
Aravis Venture II, LP	February 21, 2008	399,343
Aravis Venture II, LP	August 4, 2008	81,013
Zurmont Madison Private Equity, LP	September 13, 2007	121,692
Zurmont Madison Private Equity, LP	December 17, 2007	109,201
Zurmont Madison Private Equity, LP	February 28, 2008	3,225,332
Zurmont Madison Private Equity, LP	April 14, 2008	169,431
Zurmont Madison Private Equity, LP	June 26, 2008	154,642
Synosia Therapeutics Holdings AG	October 17, 2008	882,067

		$5,348,049

[5]	Investment made through a private equity transaction.
*	Cost for Federal income tax purposes is $249,319,236 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$176,523,708
Gross Unrealized Depreciation	(32,863,996)

Net Unrealized Appreciation	$143,659,712

The description of each investment shown on the Schedule of Investments was obtained from Bloomberg as of December 31, 2008. These descriptions have not been audited.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2008

Assets:
Investments, at value (cost $248,017,862)		$392,978,968
Cash		1,904,729
Foreign currency (cost $75,733,588)*		84,853,863
Dividends receivable		594
Tax reclaims receivable		1,625,820
Prepaid expenses		3,922

Total assets		481,367,896

Liabilities:
Payable for securities purchased		11,490,396
Capital shares payable		163,545
Advisory fees payable (Note 2)		293,420
Directors’ fees and expenses payable		20,324
Other fees payable		337,945

Total liabilities		12,305,630

Net assets		$469,062,266

Composition of Net Assets:
Paid-in capital		307,393,779
Distributable earnings
Undistributed net investment income	(4,004,714)
Accumulated net realized gain from investment and foreign currency transactions	11,481,563
Net unrealized appreciation on investments and foreign currency	154,191,638

Total distributable earnings		161,668,487

Net assets		$469,062,266

Net Asset Value Per Share:
($469,062,266 ÷ 32,466,127 shares outstanding, $0.001 par value; 50 million shares authorized)		$14.45

*	Value in USD consists of 84,731,364 Swiss Francs and 122,499 Euros.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2008

Investment Income:
Dividends (less foreign tax withheld of $1,255,220)	$7,756,433
Interest	1,039,434

Total income	8,795,867

Expenses:
Investment advisory fees (Note 2)	4,001,431
Directors’ fees & expenses	371,221
Professional fees	403,765
Administration fees	348,716
Custody fees	108,363
Printing and shareholder reports	182,240
Accounting fees	144,119
Transfer agent fees	30,440
Excise tax fee	145,988
Miscellaneous expenses	495,921

Total expenses before waivers/reimbursements	6,232,204
Less expenses waived/reimbursed (Note 3)	(145,988)

Net expenses	6,086,216
Net investment income	2,709,651

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investment transactions	12,231,595
Foreign currency transactions (Note 1)	(4,414,289)
Net change in unrealized appreciation/depreciation from:
Investments	(168,337,191)
Foreign currencies	8,000,303

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	(152,519,582)

Net Decrease in Net Assets from Operations	$(149,809,931)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets

For the Year Ended December 31, 2008	For the Year Ended December 31, 2007

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,709,651	$697,073
Net realized gain (loss) from:
Investment transactions	12,231,595	52,453,003
Foreign currency transactions	(4,414,289)	865,367
Written options	—	(103,985)
Net change in unrealized appreciation/depreciation from:
Investments	(168,337,191)	(842,085)
Foreign currencies	8,000,303	1,171,537

Net increase (decrease) in net assets from operations	(149,809,931)	54,240,910

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(2,760,916)	—
Net realized capital gain	(7,936,908)	(58,616,416)

Total distributions to stockholders	(10,697,824)	(58,616,416)

Capital Share Transactions:
Value of shares issued in connection with rights offering	—	135,360,705
Offering costs on rights issuance	—	(5,081,422)
Value of shares issued in reinvestment of dividends and distributions	19,177,589	—
Value of shares repurchased through stock buyback	(11,523,023)	(6,803,424)

Total increase from capital share transactions	7,654,566	123,475,859

Total increase (decrease) in net assets	(152,853,189)	119,100,353
Net Assets:
Beginning of year	621,915,455	502,815,102

End of year (including undistributed net investment income of $(4,004,714) and $1,407,218 respectively)	$469,062,266	$621,915,455

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value at the beginning of year	$19.34	$20.61	$17.47	$16.79	$15.31

Income from Investment Operations:
Net Investment income (expenses in excess of income)	0.08 [1]	0.02 [1]	0.02 [1]	0.05 [1]	(0.01)
Net realized and unrealized gain (loss) on investments[2]	(4.65)	1.98	5.14	2.24	2.41

Total from investment operations	(4.57)	2.00	5.16	2.29	2.40

Gain from capital share repurchases	0.08	0.04	0.03	0.04	0.02
Capital charge resulting from the issuance of fund shares	(0.08)	(1.36)[3]	(0.07)	(0.04)	—

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.08)	—	(0.03)	(0.02)	(0.10)
Dividends in excess of net investment income	—	—	—	—	(0.01)
Distributions from net realized capital gains	(0.24)	(1.95)	(1.95)	(1.59)	(0.83)

Total distributions	(0.32)	(1.95)	(1.98)	(1.61)	(0.94)

Net asset value at end of year	$14.45	$19.34	$20.61	$17.47	$16.79

Market value per share at end of year	$12.43	$16.50	$19.10	$15.31	$14.95

Total Investment Return[4]:
Based on market value per share	(22.98)%	(3.39)%	37.64%	13.11%	23.65%
Based on net asset value per share	(23.62)%	4.95%[5]	30.16%	14.92%	17.19%
Ratios to Average Net Assets:
Net expenses (after waivers/reimbursements)	1.10%	1.10%	1.17%	1.19%	1.14%
Gross expenses	1.12%[7]	1.10%	1.17%	1.19%	1.14%
Net investment income (expenses in excess of income)	0.49%	0.12%	0.09%	0.27%	(0.08)%
Supplemental Data:
Net assets at end of period (000’s)	$469,062	$621,915	$502,815	$419,814	$401,514
Average net assets during period (000’s)	$554,386	$599,573	$484,631	$415,074	$378,205
Stockholders of record[6]	695	736	794	740	926
Portfolio turnover rate	66%	26%	34%	37%	41%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain (loss).
[3]	Issued in connection with rights offering.
[4]

Total investment return based on market value differs from total investement return based on net asset value due to changes in relationship between the Fund’s market price and its net asset value per share.

[5]

Not including the rights offering dilution the NAV performance for the year ending 12/31/07 was 12.14% in US Dollar terms. This calculation was determined by adjusting the beginning NAV in the total return calculation by the per share capital change resulting from the issuance of fund shares.

[6]	Not audited by Deloitte & Touche LLP.
[7]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—0rganization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end investment management company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances, as fully described in its prospectus.

B. Valuation of Securities

The Fund values its investments at fair value.

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value. When valuing equity securities that are not listed or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed income securities, the Fund uses the last bid price prior to the calculation of the Fund’s net asset value. If a current bid price is not available, the Fund uses the mean between the latest quoted bid and asked prices. When valuing fixed income securities that mature within sixty days, the Fund uses amortized cost.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures. The Fund may use these procedures to establish the fair value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. As of December 31, 2008, Aravis Venture II, Synosia Therapeutics Holding AG, and Zurmont Madison Private Equity, LP are restricted securities priced at fair value as determined by the Board’s Pricing Committee pursuant to the Board’s valuation procedures. SWX-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are not such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options); however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase with a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premiums and accretion of discounts, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

D. Distributions

The Fund pays dividends at least annually to the extent it has any net investment income and net realized gains from foreign currency transactions and makes distributions of any net realized capital gains to the extent they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code. Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on its books on the ex-dividend date.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. See Note 5 for Federal income tax treatment of foreign currency gain/losses.

Effective June 29, 2007, the Fund implemented Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109” (“FIN 48”). FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including investment companies, before being measured and recognized in the financial statements. Management has evaluated the application of FIN 48 to the Fund, and has determined that the adoption of FIN 48 does not have a material impact on the Fund’s financial statements. The Fund files U.S. federal, Delaware state and foreign tax returns. No income tax returns are currently under examination. The Fund’s U.S. federal tax returns remain open for examination for the years ended December 31, 2005 through December 31, 2008. The Fund’s Delaware state tax returns remain open for examination for the years ended December 31, 2004 through December 31, 2008. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions that remain open subject to examination based on varying statutes of limitations.

F. Securities Lending Income

The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive amounts equivalent to the dividends paid on these securities and to participate in any changes in their market value. For the initial transaction, the Fund requires the borrowers of the securities to establish collateral with the Fund in the form of cash and/or government securities equal to 105% of the value of the securities loaned. Subsequent to the initial transaction, the Fund requires the borrowers to maintain collateral with the Fund equal to 100% of the value of the securities loaned. The Fund receives fees as compensation for lending its securities. Either the Fund or the borrower may terminate the securities loan at any time. There were no securities on loan during the year ended December 31, 2008.

G. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund determines the U.S. dollar value of foreign currency denominated assets, liabilities and transactions by using prevailing exchange rates. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as Unrealized Foreign Currency Gain/Loss. In valuing assets and liabilities, the Fund uses the prevailing exchange rate on the valuation date. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency translations shown on the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments in equity securities, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

H. Estimates

In preparing its financial statements in conformity with accounting principles generally accepted in the United States, management makes estimates and assumptions. Actual results may be different.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund’s advisor (the “Advisor”). The Fund pays the Advisor an annual fee based on its month-end net assets which is calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million, and 0.45% of such assets in excess of $800 million. The Fund paid the Advisor $4,001,431 in investment advisory fees for the year ended December 31, 2008. The Fund paid Hottinger & Cie (Zurich) $114,666 in brokerage commissions for the year ended December 31, 2008.

The Fund and the Advisor have agreed to share certain common expenses subject to review and allocation by the Audit Committee (the “Committee”) of the Board. During the year ended December 31, 2008, the Committee allocated $54,469 of expenses incurred in connection with publicizing the Fund as follows: $27,375 to the Fund and $27,375 to the Advisor.

Certain officers and directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

Note 3—Other Fees

Citi Fund Services, LLC (“Citi”) provides certain administration and portfolio accounting services to the Fund. During the period, Citi voluntarily reimbursed the Fund for excise tax expense incurred.

American Stock Transfer & Trust Company is the Fund’s transfer agent. The Fund pays the transfer agent an annual fee, which is accrued daily and paid monthly.

Citibank, N.A. serves as the Fund’s custodian (the “Custodian”), and the Fund pays the custodian an annual fee.

The Fund pays each director who is not an interested person (as such term is defined in the Act) of the Fund or its Advisor approximately $32,809 per annum in compensation, except for the Chairman of the Board to whom the fund pays an annual fee of approximately $44,809 and for the Chairmen of the Audit Committee and the Governance/Nominating Committee to each of whom the Fund pays an annual fee of approximately $37,809. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended, and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. In addition, the Fund reimburses directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

Directors’ fees and expenses payable of $20,324 shown on the Statement of Assets and Liabilities represent total dollars owed to Directors that have been accrued and not paid. Directors’ fees and expenses of $371,221 shown on the Statement of Operations represent the portion of Directors’ fees and expenses accrued during the period January 1, 2008 through December 31, 2008. These fees are calculated by projecting Directors’ fees contractually owed and adding estimates of reimbursable expenses based on historical activity.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 191,987 of the 32,466,127 shares outstanding on December 31, 2008. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2008		For the Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
Sale of Shares	—	$—	8,149,552	$135,360,705
Dividends Reinvested	1,198,150	19,177,589	—
Repurchased	(888,630)	(11,523,023)	(390,600)	(6,803,424)

Net increase	309,520	$7,654,566	7,758,952	$128,557,281

Note 5—Federal Income Tax and Investment Transactions

At December 31, 2008, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency transactions.

The following reclassification was a result of net operating losses and currency reclassifications and has no impact on the net assets of the Fund.

Undistributed Net Investment Income	$(5,360,667)
Undistributed Net Realized Gain	5,313,282
Paid-In Capital	47,385

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The tax character of distributions paid during 2008 and 2007 was as follows (see page 37 for details):

	2008	2007
Ordinary Income	$6,727,610	$8,392,875
Long-Term capital gains	3,970,214	50,223,541
Equalization	—	6,903

	$10,697,824	$58,623,319

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund had $3,317,371 of deferred post October capital and currency losses, which will be treated as arising on the first business day of the fiscal year ending December 31, 2009.

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$213,657
Undistributed Long-Term Gain	11,881,937
Capital and Other Losses	(3,317,371)
Unrealized Appreciation	152,890,264

Total	$161,668,487

Gains from foreign currency transactions are to be treated as ordinary income for Federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2008 were $321,239,410 and $400,109,909, respectively.

The following information summarizes all distributions declared by the Fund during the year ended December 31, 2008.

Distribution	Record Date	Payable Date	Amount
Ordinary Income	6/2/08	6/13/08	$0.04200
Short-Term Capital Gains	6/2/08	6/13/08	$0.09200
Long-Term Capital Gains	6/2/08	6/13/08	$0.09700
Ordinary Income	12/12/08	12/29/08	$0.04200
Short-Term Capital Gains	12/12/08	12/29/08	$0.02800
Long-Term Capital Gains	12/12/08	12/29/08	$0.02300

Total Distributions			$0.32400

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999 and has continued purchases in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect upon the Fund’s expense ratio. The Board authorized the Fund to repurchase up to 1,000,000 shares during 2008. During the year ended December 31, 2008, the Fund repurchased and retired 888,630 shares at an average price of $13.07 per share (including brokerage commissions) and a weighted average discount of 17.97%. These repurchases, which had a total cost of $11,616,979, resulted in an increase of $2,533,270 to the Fund’s net asset value. This gain is the result of the difference between the Fund’s net asset value and the price of the repurchase.

Note 7—Line of Credit

The Fund entered into a line of credit arrangement with the Custodian to be used for temporary purposes. The initial agreement expired on December 13, 2007 and, based on the Fund’s request, was renewed until December 13, 2008. The agreement provides that the Fund may borrow up to an aggregate amount not to exceed $45,000,000 at any one time outstanding. The Fund pays interest on the unpaid principal amount of each advance made to it from the day of such advance until such principal amount is paid in full. The interest is payable in arrears on demand, or if no demand has been made, on the last day of the interest period for such advance, pursuant to the agreement.

During the year ended December 31, 2008, the Fund did not draw on in its line of credit. As of December 13, 2008 expiration date, the line of credit was not renewed and is now closed.

Note 8—Recently Issued Accounting Pronouncements

A. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. SFAS

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

157 applies to fair value measurements already required or permitted by existing standards. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of SFAS 157 relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

One key component of the implementation of SFAS 157 includes the development of a three-tier fair value hierarchy. The basis of the tiers is dependant upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—quoted prices in active markets for identical assets

Level 2—other significant inputs (including quoted prices of similar securities, interest rates, prepayments speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2008:

Valuation Inputs	Investments In Securities
Level 1—Quoted Prices	$375,359,558
Level 2—Other Significant Observable Inputs	13,161,194
Level 3—Significant Unobservable	4,458,216

Total Investments	$392,978,968

The following is a reconciliation of Level 3 assets (at either the beginning or the ending of the period) for which significant unobservable inputs were used to determine fair value.

Investments In Securities
Balance as of 12/31/2007	$1,230,949
Realized Gain/Loss and change in Unrealized Appreciation/Depreciation*	(879,833)
Net Purchase/(Sales)	4,107,100

Balance as of 12/31/2008	$4,458,216

*	All realized and unrealized gain and loss is attributable to Level 3 securities held as of December 31, 2008. These amounts are reflected as a component of Realized and Unrealized Gain (Loss) on Investments and Foreign Currency on the Statement of Operations.

B. In March 2008, FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of adopting FAS 161 and its impact on the financial statements and the accompanying notes.

Note 9—Private Equity Commitments

As of December 31, 2008, the Fund invested in private equity funds. The Fund’s investments are summarized in the Schedule of Investments. The Fund made capital commitments to private equity funds of $13,153,568 (14,000,000 Swiss Francs) for Zurmont Madison Private Equity, LP, with $9,403,180 (10,008,275 Swiss Francs) outstanding at December 31, 2008, and $3,053,507 (3,250,000 Swiss Francs) for Aravis Venture II, with $2,092,874 (2,227,550 Swiss Francs) outstanding at December 31, 2008. Additionally, the Fund made a capital commitment to Synosia Therapeutics Holding AG of $939,540 (999,999 Swiss Francs).

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of

The Swiss Helvetia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Fund Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, Pennsylvania

February 25, 2009

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of The Swiss Helvetia Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Certifications

The Fund’s chief executive officer has certified to the NYSE, pursuant to the requirements of Section 303A.12(a) of the NYSE Listed Company Manual, that, as of May 23, 2008, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund’s reports to the Securities and Exchange Commission on Form N-CSR and Form N-Q contain certifications by the Fund’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Act, including certifications regarding the quality of the Fund’s disclosures in such reports and certifications regarding the Fund’s disclosure controls and procedures and internal control over financial reporting.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to provisions of the Investment Company Act of 1940 (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short term trading of Swiss equity or equity linked securities or other securities in which the Fund may invest.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity linked securities or other securities in which the Fund may invest, and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

Distributions

The Fund elected to pass through $0.03800 per share to its stockholders as a credit for taxes paid to Switzerland during its fiscal year ended December 31, 2008.

The Fund designates 76.36% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 69.82% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

Tax Information For the Year Ended December 31, 2008

The amounts may differ from those elsewhere in this report because of differences between tax and financial reporting requirements. For Federal income tax purposes, distributions from short-term capital gains are classified as ordinary income. The Fund’s distributions to stockholders of long- term capital gains included $3,222,345 in connection with the distribution paid June 13, 2008 to stockholders of record on June 2, 2008, and $747,869 in connection with the distribution paid December 29, 2008 to stockholders of record on December 12, 2008.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust Company

PO Box 922

Wall Street Station

New York, NY 10269-0560

Through the Internet:

www.amstock.com

Through AST’s automated voice response System:

1-888-556-0425

AST will furnish you with a copy of the Terms and Conditions of the Plan without charge.

A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Annual Report

For the

Year Ended

December 31, 2008

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. Paul R. Brenner, Esq., Didier Pineau-Valencienne and Stephen K. West, Esq., each a member of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Brenner, Pineau-Valencienne and West each are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $52,656 in 2007 and $39,000 in 2008.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $4,625 in 2007 and $5,000 in 2008. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $4,625 in 2007 and $5,000 in 2008. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Paul R. Brenner, Esq.

R. Clark Hooper

Michael Kraynak, Jr.

Didier Pineau-Valencienne

Stephen K. West, Esq.

Item 6. Investments.

(a)	Not applicable.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the “Advisor”), to vote the Registrant’s proxies, upon the instruction of an executive officer of the Registrant, in accordance with Advisor’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•

The Advisor recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

•

Unless the Advisor’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor recommends voting proxies in a manner consistent with the Voting Guidelines.

•

To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

•	The Advisor also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Advisor examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Advisor then presents its recommendations to an executive officer of the Registrant, who either approves the Advisor’s recommendation or determines if the Registrant will vote its proxy in a different way. The Advisor retains the power to vote the Registrant’s proxies, but will not do so without instruction and approval of an executive officer of the Fund. The Advisor’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•

support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PRINCIPAL PORTFOLIO MANAGERS

As of the date of the filing of this Report on Form N-CSR, Messrs. Philippe Comby and Rudolf Millisits are primarily responsible for the management of the Registrant’s portfolio.

Mr. Comby has been a portfolio manager of the Registrant since 1999, when he joined the Advisor. Mr. Comby is a Vice President of the Registrant and a Director and Senior Vice President of the Advisor. He also is a Director and the President of Hottinger U.S., Inc. and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, each of which is a registered investment adviser affiliated with the Advisor. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of Global Association of Risk Professionals and a Chartered Financial Analyst.

Mr. Millisits has been a portfolio manager of the Registrant since 1994, when he joined the Advisor. Mr. Millisits is the Senior Vice President and Chief Financial Officer of the Registrant and the Chief Operating Officer, Executive Vice President and Chief Compliance Officer of the Advisor. He also is the Chairman and Chief Executive Officer of Hottinger U.S., Inc. and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

PORTFOLIO MANAGEMENT

The Registrant’s portfolio managers manage multiple accounts for a diverse client base, including private clients and institutions.

Material Conflicts Related to Management of Similar Accounts. The potential for conflicts of interest exist when the Advisor or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s strategy (collectively, “Similar Accounts”). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of a portfolio manager’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Registrant’s portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Registrant, that they are managing. In addition, the Advisor could be viewed as having a conflict of interest to the extent that the Advisor or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the Registrant’s portfolio managers, as of December 31, 2008. Specifically, it shows the number of other portfolios and assets, including the Registrant, managed by the Registrant’s portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Philippe Comby	1 (539 million)	0	30 (69 million)
Rudolf Millisits	1 (539 million)	0	30 (69 million)

COMPENSATION FOR THE PORTFOLIO MANAGERS

The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s strategies.

During the fiscal period covered by this Report on Form N-CSR, the Registrant’s portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers’ compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager’s positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Advisor’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.

Variable bonus is based on the portfolio managers’ quantitative performance as measured by their ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Registrant, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers’ bonuses also can be influenced by subjective measurement of the managers’ ability to help others make investment decisions.

OWNERSHIP OF SECURITIES OF THE REGISTRANT

As of December 31, 2008, Mr. Comby and Mr. Millisits owned between $10,001—$50,000 and between $100,001—$200,000 of shares of common stock of the Registrant, respectively.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/08 - 01/31/08				1,000,000
02/01/08 - 02/29/08	-	-	-	1,000,000
03/01/08 - 03/31/08	43,500	16.3300	43,500	956,500
04/01/08 - 04/30/08	72,500	16.2791	72,500	884,000
05/01/08 - 05/31/08	18,700	16.1940	18,700	865,300
06/01/08 - 06/30/08	35,300	15.4704	35,300	830,000
07/01/08 - 07/31/08	125,700	14.8969	125,700	704,300
08/01/08 - 08/31/08	10,500	14.0967	10,500	693,800
09/01/08 - 09/30/08	180,000	13.0946	180,000	513,800
10/01/08 - 10/31/08	279,230	11.2481	279,230	234,570
11/01/08 - 11/30/08	73,300	9.7181	73,300	161,270
12/01/08 - 12/31/08	49,900	11.2901	49,900	111,370

Total	888,630	12.9672	888,630	111,370

On October 2, 2008, the Board announced an increase in the number of Fund shares authorized for open-market repurchases under the Fund’s 2008 stock repurchase program from 500,000 shares to 1,000,000 shares of the Fund’s common stock during 2008. This purchase plan expired on December 31, 2008. At the December 4, 2008 meeting of the Board, the Board approved the purchase of up to 500,000 shares of the Fund by the Advisor during 2009. The approved purchase plan, announced to the public in a press release on December 4, 2008, expires on December 31, 2009. The Fund does not intend to terminate the plan prior to its expiration.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant                 The Swiss Helvetia Fund, Inc.

By (Signature and Title)*                          /s/ Rodolphe E. Hottinger

Rodolphe E. Hottinger

Chief Executive Officer

Date    3/3/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                          /s/ Rodolphe E. Hottinger

Rodolphe E. Hottinger

Chief Executive Officer

Date    3/3/09

By (Signature and Title)*                          /s/ Rudolf Millisits

Rudolf Millisits

Chief Financial Officer

Date    3/4/09